SMALLCAP VALUE FUND II

Class	A	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Ticker Symbol(s)	PSVAX	PSMJX	PPVIX	PCPTX	PKARX	PJARX	PSTWX	PLARX	PSMVX
Principal Funds, Inc. Summary Prospectus March 1, 2020 as amended June 12, 2020 and June 23, 2020
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund's prospectus and statement of additional information, both dated March 1, 2020, as may be amended or supplemented, are incorporated by reference into this summary prospectus.
Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Fund electronically by visiting our website at www.principalfunds.com/edelivery for instructions on enrolling in eDelivery or calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your reports, you can inform the Fund by calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 408 of the Fund’s prospectus, Appendix B to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.

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Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses	0.66%	0.38%	0.12%	0.54%	0.46%	0.33%	0.29%	0.27%	0.02%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.92%	1.54%	1.13%	1.90%	1.77%	1.59%	1.40%	1.28%	1.03%
Fee Waiver and Expense Reimbursement (1)(2)	(0.45)%	(0.04)%	(0.12)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.47%	1.50%	1.01%	1.86%	1.73%	1.55%	1.36%	1.24%	0.99%
(1)     Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2021. The fee waiver will reduce the Fund's Management Fees by 0.04% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(2)    Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 0.99% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$691	$1,079	$1,490	$2,635
Class J	253	483	836	1,831
Institutional Class	103	347	611	1,364
Class R-1	189	593	1,023	2,219
Class R-2	176	553	956	2,081
Class R-3	158	498	862	1,886
Class R-4	138	439	762	1,676
Class R-5	126	402	698	1,542
Class R-6	101	324	565	1,256
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$153	$483	$836	$1,831

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Effective July 1, 2020, delete the Annual Fund Operating Expenses table, footnotes, and Example, and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees(1)	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses	0.66%	0.38%	0.12%	0.54%	0.46%	0.33%	0.29%	0.27%	0.02%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.87%	1.49%	1.08%	1.85%	1.72%	1.54%	1.35%	1.23%	0.98%
Fee Waiver and Expense Reimbursement (2)(3)	(0.40)%	(0.02)%	(0.10)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.47%	1.47%	0.98%	1.83%	1.70%	1.52%	1.33%	1.21%	0.96%
(1) Fees have been restated to reflect current fees.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2022. The fee waiver will reduce the Fund's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(3) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 0.96% Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2022; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$691	$1,069	$1,470	$2,589
Class J	250	469	811	1,778
Institutional Class	100	334	586	1,308
Class R-1	186	580	999	2,168
Class R-2	173	540	931	2,029
Class R-3	155	484	838	1,833
Class R-4	135	426	737	1,622
Class R-5	123	388	674	1,487
Class R-6	98	310	540	1,200

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With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$150	$469	$811	$1,778
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. For this Fund, companies with small market capitalizations are those with market capitalizations of one or both of the following: $3.5 billion or less, or within the range of companies composing the Russell 2000® Value Index (as of December 31, 2019, this range was between approximately $24.7 million and $6.7 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts ("REITs").
Principal Global Investors, LLC invests up to 30% of the Fund's assets in equity securities in an attempt to match the performance of the Russell 2000® Value Index. The Fund's remaining assets are managed by the sub-advisors.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer's sector or industry, or changes in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Passive Strategy Risk. A portion of the fund seeks to match the performance of a specified index. However, the correlation between the performance of this portion of the fund and index performance may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.

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Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
Using the historical performance of the Fund's Institutional Class shares, adjusted as described below, the bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 3, 2014) and Class R-6 shares (November 25, 2014), the performance shown in the bar chart for Class A shares and the table for Classes A and R-6 shares is that of the Fund's Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares.

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Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 '10	16.45%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(22.38)%

Average Annual Total Returns
For the periods ended December 31, 2019	1 Year	5 Years	10 Years
Class A Return Before Taxes	15.73%	4.59%	9.83%
Class A Return After Taxes on Distributions	15.60%	2.31%	7.89%
Class A Return After Taxes on Distributions and Sale of Fund Shares	9.40%	3.18%	7.54%
Class J Return Before Taxes	21.55%	5.83%	10.35%
Institutional Class Return Before Taxes	23.19%	6.28%	10.96%
Class R-1 Return Before Taxes	22.02%	5.37%	10.00%
Class R-2 Return Before Taxes	22.15%	5.51%	10.15%
Class R-3 Return Before Taxes	22.45%	5.70%	10.34%
Class R-4 Return Before Taxes	22.81%	5.90%	10.56%
Class R-5 Return Before Taxes	22.89%	6.03%	10.68%
Class R-6 Return Before Taxes	23.24%	6.30%	10.89%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	22.41%	6.99%	10.57%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors
Hotchkis and Wiley Capital Management, LLC
Los Angeles Capital Management and Equity Research, Inc.
Vaughan Nelson Investment Management, LP

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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares are no longer available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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